                                                                   Exhibit 99.02

                          VERITAS SOFTWARE CORPORATION
       RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

RESTATED


                                                            THREE MONTHS ENDED                       THREE MONTHS ENDED
                                                               MARCH 31, 2001                           JUNE 30, 2001
                                                   --------------------------------------   -------------------------------------
                                                   UNDER GAAP    ADJUSTMENTS     NON-GAAP    UNDER GAAP   ADJUSTMENTS    NON-GAAP
                                                   --------------------------------------   -------------------------------------
NET REVENUE:
  User license fees                                 $ 305,365                   $ 305,365    $ 287,188                  $ 287,188
  Services                                             87,519                      87,519       97,494                     97,494
                                                   --------------------------------------   --------------------------------------
     TOTAL NET REVENUE                                392,884                     392,884      384,682                    384,682
COST OF REVENUE:
  User license fees                                    10,794                      10,794        9,822                      9,822
  Services                                             39,652                      39,652       40,674                     40,674
  Amortization of developed technology                 15,791     (15,791)  A          --       15,713    (15,713)  A          --
                                                   --------------------------------------   --------------------------------------
     TOTAL COST OF REVENUE                             66,237     (15,791)         50,446       66,209    (15,713)         50,496
                                                   --------------------------------------   --------------------------------------
GROSS PROFIT                                          326,647      15,791         342,438      318,473     15,713         334,186
GROSS PROFIT %                                           83.1%        4.1%           87.2%        82.8%       4.1%           86.9%
OPERATING EXPENSES:
  Selling and marketing                               123,199                     123,199      135,442                    135,442
  Research and development                             55,540                      55,540       58,636                     58,636
  General and administrative                           26,614                      26,614       29,105                     29,105
  Amortization of goodwill and other intangibles      221,226    (221,226)  A          --      221,743   (221,743)  A          --
  Loss on disposal of assets                               --          --              --           --         --              --
                                                   --------------------------------------   --------------------------------------
     TOTAL OPERATING EXPENSES                         426,579    (221,226)        205,353      444,926   (221,743)        223,183
                                                   --------------------------------------   --------------------------------------
Income from operations                                (99,932)    237,017         137,085     (126,453)   237,456         111,003
OPERATING MARGIN %                                      -25.4%       60.3%           34.9%       -32.9%      61.8%           28.9%
Interest and other income, net                         18,949                      18,949       16,919                     16,919
Interest expense                                       (6,970)                     (6,970)      (7,325)                    (7,325)
Gain/(Loss) on strategic investments                       --          --              --           --         --              --
                                                   --------------------------------------   --------------------------------------
Income before income taxes                            (87,953)    237,017         149,064     (116,859)   237,456         120,597
Provision for income taxes                             57,494      (6,812)  B      50,682       12,792     28,211   B      41,003
                                                   --------------------------------------   --------------------------------------
NET INCOME                                         $ (145,447)  $ 243,829        $ 98,382   $ (129,651)  $209,245        $ 79,594
                                                   ======================================   ======================================
NET INCOME PER SHARE - BASIC                          $ (0.37)     $ 0.62          $ 0.25      $ (0.33)    $ 0.53          $ 0.20
                                                   ======================================   ======================================
NET INCOME PER SHARE - DILUTED                        $ (0.37)     $ 0.60          $ 0.23      $ (0.33)    $ 0.52          $ 0.19
                                                   ======================================   ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC          394,829                     394,829      398,017                    398,017
                                                   ==========                   =========   ==========                  ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED        394,829                     420,154      398,017                    420,919
                                                   ==========                   =========   ==========                  ===========


                                                               THREE MONTHS ENDED                     THREE MONTHS ENDED
                                                               SEPTEMBER 30, 2001                     DECEMBER 31, 2001
                                                   --------------------------------------   --------------------------------------
                                                   UNDER GAAP    ADJUSTMENTS     NON-GAAP   UNDER GAAP    ADJUSTMENTS    NON-GAAP
                                                   --------------------------------------   --------------------------------------
NET REVENUE:
  User license fees                                 $ 238,590                   $ 238,590    $ 257,961                   $ 257,961
  Services                                            104,215                     104,215      110,893                     110,893
                                                   --------------------------------------   --------------------------------------
     TOTAL NET REVENUE                                342,805                     342,805      368,854                     368,854
COST OF REVENUE:

  User license fees                                     8,001                       8,001       13,131                      13,131
  Services                                             40,610                      40,610       45,784                      45,784
  Amortization of developed technology                 15,791     (15,791)  A          --       15,791     (15,791)  A          --
                                                   --------------------------------------   --------------------------------------
     TOTAL COST OF REVENUE                             64,402     (15,791)         48,611       74,706     (15,791)         58,915
                                                   --------------------------------------   --------------------------------------
GROSS PROFIT                                          278,403      15,791         294,194      294,148      15,791         309,939
GROSS PROFIT %                                           81.2%        4.6%           85.8%        79.7%        4.3%           84.0%
OPERATING EXPENSES:
  Selling and marketing                               124,969                     124,969      124,842                     124,842
  Research and development                             61,005                      61,005       65,341                      65,341
  General and administrative                           20,925       5,000   A      25,925       45,084      (8,078)  A      37,006
  Amortization of goodwill and other intangibles      221,801    (221,801)  A          --      220,627    (220,627)  A          --
  Loss on disposal of assets                               --          --              --       (1,618)      1,618   F          --
                                                   --------------------------------------   --------------------------------------
     TOTAL OPERATING EXPENSES                         428,700    (216,801)        211,899      454,276    (227,087)        227,189
                                                   --------------------------------------   --------------------------------------
Income from operations                               (150,297)    232,592          82,295     (160,128)    242,878          82,750
OPERATING MARGIN %                                      -43.8%       67.8%           24.0%       -43.4%       65.8%           22.4%
Interest and other income, net                         15,791                      15,791       12,732                      12,732
Interest expense                                       (7,552)                     (7,552)      (7,534)                     (7,534)
Gain/(Loss) on strategic investments                  (16,074)     16,074   C          --           --          --              --
                                                   --------------------------------------   --------------------------------------
Income before income taxes                           (158,132)    248,666          90,534     (154,930)    242,878          87,948
Provision for income taxes                             (4,826)     35,608   B      30,782       52,457     (22,555)  B      29,902
                                                   --------------------------------------   --------------------------------------
NET INCOME                                         $ (153,306)  $ 213,058        $ 59,752   $ (207,387)  $ 265,433        $ 58,046
                                                   ======================================   ======================================
NET INCOME PER SHARE - BASIC                          $ (0.38)     $ 0.53          $ 0.15      $ (0.52)     $ 0.66          $ 0.14
                                                   ======================================   ======================================
NET INCOME PER SHARE - DILUTED                        $ (0.38)     $ 0.52          $ 0.14      $ (0.52)     $ 0.66          $ 0.14
                                                   ======================================   ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC          400,455                     400,455      402,684                     402,684
                                                   ==========                   =========   ==========                   =========
SHARES USED IN PER SHARE CALCULATION - DILUTED        400,455                     416,894      402,684                     418,489
                                                   ==========                   =========   ==========                   =========


                                                             TWELVE MONTHS ENDED
                                                              DECEMBER 31, 2001
                                                   -----------------------------------------
                                                    UNDER GAAP    ADJUSTMENTS     NON-GAAP
                                                   -----------------------------------------
NET REVENUE:
  User license fees                                $ 1,089,104                   $ 1,089,104
  Services                                             400,121                       400,121
                                                   -----------------------------------------
     TOTAL NET REVENUE                               1,489,225                     1,489,225
COST OF REVENUE:
  User license fees                                     41,748                        41,748
  Services                                             166,720                       166,720
  Amortization of developed technology                  63,086     (63,086)  A            --
                                                   -----------------------------------------
     TOTAL COST OF REVENUE                             271,554     (63,086)          208,468
                                                   -----------------------------------------
GROSS PROFIT                                         1,217,671      63,086         1,280,757
GROSS PROFIT %                                            81.8%        4.2%             86.0%
Operating expenses:
  Selling and marketing                                508,452          --           508,452
  Research and development                             240,522          --           240,522
  General and administrative                           121,728      (3,078)  D       118,650
  Amortization of goodwill and other intangibles       885,397    (885,397)  A            --
  Loss on disposal of assets                            (1,618)      1,618   F            --
                                                   -----------------------------------------
     TOTAL OPERATING EXPENSES                        1,754,481    (886,857)          867,624
                                                   -----------------------------------------
Income from operations                                (536,810)    949,943           413,133
OPERATING MARGIN %                                       -36.0%       63.7%             27.7%
Interest and other income, net                          64,391          --            64,391
Interest expense                                       (29,381)         --           (29,381)
Gain/(Loss) on strategic investments                   (16,074)     16,074   C            --
                                                   -----------------------------------------
Income before income taxes                            (517,874)    966,017           448,143
Provision for income taxes                             117,917      34,452   B       152,369
                                                   -----------------------------------------
NET INCOME                                          $ (635,791)  $ 931,565         $ 295,774
                                                   =========================================
NET INCOME PER SHARE - BASIC                           $ (1.59)     $ 2.33            $ 0.74
                                                   =========================================
NET INCOME PER SHARE - DILUTED                         $ (1.59)     $ 2.29            $ 0.70
                                                   =========================================
SHARES USED IN PER SHARE CALCULATION - BASIC           399,016                       399,016
                                                   ===========                   ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED         399,016                       420,206
                                                   ===========                   ===========


FOOTNOTES:

A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

B To adjust the provision for income taxes to the non-GAAP rates of 34% in 2001.

C     To exclude gains/losses on strategic investments.

D     To exclude charges relating to restructuring.

E     To exclude legal settlement costs.

F     To exclude loss on disposal of assets.

G     To exclude loss on extinguishment of debt.

H To exclude cumulative effect of change in accounting principle related to adoption of FIN 46 on July 1, 2003.


The non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

                          VERITAS SOFTWARE CORPORATION
       RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

RESTATED


                                                           THREE MONTHS ENDED                     THREE MONTHS ENDED
                                                             MARCH 31, 2002                         JUNE 30, 2002
                                                 -------------------------------------   ------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS     NON-GAAP   UNDER GAAP   ADJUSTMENTS   NON-GAAP
                                                 -------------------------------------   ------------------------------------
NET REVENUE:
  User license fees                              $ 254,036                   $ 254,036   $ 236,851                  $ 236,851
  Services                                         118,004                     118,004     128,109                    128,109
                                                 -------------------------------------   ------------------------------------
     TOTAL NET REVENUE                             372,040                     372,040     364,960                    364,960
COST OF REVENUE:
  User license fees                                  9,340                       9,340       7,922                      7,922
  Services                                          46,198                      46,198      50,608                     50,608
  Amortization of developed technology              16,903     (16,903)  A          --      16,903    (16,903)  A          --
                                                 -------------------------------------   ------------------------------------
     TOTAL COST OF REVENUE                          72,441     (16,903)         55,538      75,433    (16,903)         58,530
                                                 -------------------------------------   ------------------------------------
GROSS PROFIT                                       299,599      16,903         316,502     289,527     16,903         306,430
GROSS PROFIT %                                        80.5%        4.6%           85.1%       79.3%       4.7%           84.0%
OPERATING EXPENSES:
  Selling and marketing                            119,387                     119,387     118,243                    118,243
  Research and development                          64,680        (109)  A      64,571      67,004       (109)  A      66,895
  General and administrative                        32,261                      32,261      36,079                     36,079
  Amortization of other intangibles                 18,016     (18,016)  A          --      18,016    (18,016)  A          --
  Loss on disposal of assets                            --          --              --          --         --              --
  Restructuring costs                                   --          --              --          --         --              --
                                                 -------------------------------------   ------------------------------------
     TOTAL OPERATING EXPENSES                      234,344     (18,125)        216,219     239,342    (18,125)        221,217
                                                 -------------------------------------   -------------------------------------
Income from operations                              65,255      35,028         100,283      50,185     35,028          85,213
OPERATING MARGIN %                                    17.5%        9.5%           27.0%       13.8%       9.5%           23.3%
Interest and other income, net                      12,737                      12,737      13,743                     13,743
Interest expense                                    (7,418)                     (7,418)     (7,462)                    (7,462)
Gain/(Loss) on strategic investments                    --          --              --     (14,802)    14,802   C          --
                                                 -------------------------------------   ------------------------------------
Income before income taxes                          70,574      35,028         105,602      41,664     49,830          91,494
Provision for income taxes                          24,167      11,738   B      35,905      14,516     16,592   B      31,108
                                                 -------------------------------------   ------------------------------------
NET INCOME                                        $ 46,407    $ 23,290        $ 69,697    $ 27,148     33,238        $ 60,386
                                                 =====================================   ====================================
NET INCOME PER SHARE - BASIC                        $ 0.11      $ 0.06          $ 0.17      $ 0.07     $ 0.08          $ 0.15
                                                 =====================================   ====================================
NET INCOME PER SHARE - DILUTED                      $ 0.11      $ 0.06          $ 0.17      $ 0.06     $ 0.08          $ 0.14
                                                 =====================================   ====================================
SHARES USED IN PER SHARE CALCULATION - BASIC       406,086                     406,086     409,465                    409,465
                                                 =========                   =========   =========                  =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     421,709                     421,709     418,719                    418,719
                                                 =========                   =========   =========                  =========


                                                           THREE MONTHS ENDED                        THREE MONTHS ENDED
                                                           SEPTEMBER 30, 2002                         DECEMBER 31, 2002
                                                 -------------------------------------   --------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS    NON-GAAP    UNDER GAAP   ADJUSTMENTS     NON-GAAP
                                                 -------------------------------------   --------------------------------------
NET REVENUE:
  User license fees                              $ 234,926                   $ 234,926   $ 260,980                    $ 260,980
  Services                                         129,965                     129,965     143,127                      143,127
                                                 -------------------------------------   --------------------------------------
     TOTAL NET REVENUE                             364,891                     364,891     404,107                      404,107
COST OF REVENUE:
  User license fees                                  9,069                       9,069       9,889                        9,889
  Services                                          52,530                      52,530      53,129                       53,129
  Amortization of developed technology              16,457     (16,457)  A          --      16,654      (16,654)  A          --
                                                 -------------------------------------   --------------------------------------
     TOTAL COST OF REVENUE                          78,056     (16,457)         61,599      79,672      (16,654)         63,018
                                                 -------------------------------------   --------------------------------------
GROSS PROFIT                                       286,835      16,457         303,292     324,435       16,654         341,089
GROSS PROFIT %                                        78.6%        4.5%           83.1%       80.3%         4.1%           84.4%
OPERATING EXPENSES:
  Selling and marketing                            117,520                     117,520     123,386                      123,386
  Research and development                          71,906        (109)  A      71,797      71,342         (108)  A      71,234
  General and administrative                        36,272                      36,272      38,453                       38,453
  Amortization of other intangibles                 18,016     (18,016)  A          --      18,016      (18,016)  A          --
  Loss on disposal of assets                            --          --              --       3,122       (3,122)  F          --
  Restructuring costs                                   --          --              --      99,308      (99,308)  D          --
                                                 -------------------------------------   --------------------------------------
     TOTAL OPERATING EXPENSES                      243,714     (18,125)        225,589     353,627     (120,554)        233,073
                                                 -------------------------------------   --------------------------------------
Income from operations                              43,121      34,582          77,703     (29,192)     137,208         108,016
OPERATING MARGIN %                                    11.8%        9.5%           21.3%       -7.2%        33.9%           26.7%
Interest and other income, net                      11,848                      11,848       3,407        6,100   E       9,507
Interest expense                                    (7,606)                     (7,606)     (7,781)                      (7,781)
Gain/(Loss) on strategic investments                    --          --              --       3,003       (3,003)  C          --
                                                 -------------------------------------   --------------------------------------
Income before income taxes                          47,363      34,582          81,945     (30,563)     140,305         109,742
Provision for income taxes                          13,154      14,707   B      27,861      18,935       18,377   B      37,312
                                                 -------------------------------------   --------------------------------------
NET INCOME                                        $ 34,209    $ 19,875        $ 54,084   $ (49,498)   $ 121,928        $ 72,430
                                                 =====================================   ======================================
NET INCOME PER SHARE - BASIC                        $ 0.08      $ 0.05          $ 0.13     $ (0.12)      $ 0.30          $ 0.18
                                                 =====================================   ======================================
NET INCOME PER SHARE - DILUTED                      $ 0.08      $ 0.05          $ 0.13     $ (0.12)      $ 0.29          $ 0.17
                                                 =====================================   ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC       410,898                     410,898     411,773                      411,773
                                                 =========                   =========   =========                    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     416,587                     416,587     411,773                      417,182
                                                 =========                   =========   =========                    =========



                                                           TWELVE MONTHS ENDED
                                                            DECEMBER 31, 2002
                                                 --------------------------------------
                                                 UNDER GAAP    ADJUSTMENTS    NON-GAAP
                                                 --------------------------------------
NET REVENUE:
  User license fees                               $ 986,793                   $ 986,793
  Services                                          519,205                     519,205
                                                 --------------------------------------
     TOTAL NET REVENUE                            1,505,998                   1,505,998
COST OF REVENUE:
  User license fees                                  36,220                      36,220
  Services                                          202,465          --         202,465
  Amortization of developed technology               66,917     (66,917)  A          --
                                                 --------------------------------------
     TOTAL COST OF REVENUE                          305,602     (66,917)        238,685
                                                 --------------------------------------
GROSS PROFIT                                      1,200,396      66,917       1,267,313
GROSS PROFIT %                                         79.7%        4.5%           84.2%
OPERATING EXPENSES:
  Selling and marketing                             478,536          --         478,536
  Research and development                          274,932        (435)  A     274,497
  General and administrative                        143,065          --         143,065
  Amortization of other intangibles                  72,064     (72,064)  A          --
  Loss on disposal of assets                          3,122      (3,122)  F          --
  Restructuring costs                                99,308     (99,308)  D          --
                                                 --------------------------------------
     TOTAL OPERATING EXPENSES                     1,071,027    (174,929)        896,098
                                                 --------------------------------------
Income from operations                              129,369     241,846         371,215
OPERATING MARGIN %                                      8.6%       16.0%           24.6%
Interest and other income, net                       41,735       6,100   E      47,835
Interest expense                                    (30,267)         --         (30,267)
Gain/(Loss) on strategic investments                (11,799)     11,799   C          --
                                                 --------------------------------------
Income before income taxes                          129,038     259,745         388,783
Provision for income taxes                           70,772      61,414   B     132,186
                                                 --------------------------------------
NET INCOME                                         $ 58,266   $ 198,331       $ 256,597
                                                 ======================================
NET INCOME PER SHARE - BASIC                         $ 0.14      $ 0.49          $ 0.63
                                                 ======================================
NET INCOME PER SHARE - DILUTED                       $ 0.14      $ 0.47          $ 0.61
                                                 ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC        409,523                     409,523
                                                 ==========                   =========
SHARES USED IN PER SHARE CALCULATION - DILUTED      418,959                     418,959
                                                 ==========                   =========


FOOTNOTES:

A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

B To adjust the provision for income taxes to the non-GAAP rates of 34% in 2002.

C     To exclude gains/losses on strategic investments.

D     To exclude charges relating to restructuring.

E     To exclude legal settlement costs.

F     To exclude loss on disposal of assets.

G     To exclude loss on extinguishment of debt.

H To exclude cumulative effect of change in accounting principle related to adoption of FIN 46 on July 1, 2003.


The non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

                          VERITAS SOFTWARE CORPORATION
       RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

RESTATED


                                                           THREE MONTHS ENDED                     THREE MONTHS ENDED
                                                             MARCH 31, 2003                          JUNE 30, 2003
                                                 -------------------------------------   -------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS    NON-GAAP    UNDER GAAP   ADJUSTMENTS     NON-GAAP
                                                 -------------------------------------   -------------------------------------
NET REVENUE:
  User license fees                              $ 247,455                   $ 247,455   $ 252,801                   $ 252,801
  Services                                         142,681                     142,681     155,567                     155,567
                                                 -------------------------------------   -------------------------------------
     TOTAL NET REVENUE                             390,136                     390,136     408,368                     408,368
COST OF REVENUE:
  User license fees                                 11,917                      11,917      11,716                      11,716
  Services                                          52,302                      52,302      54,807                      54,807
  Amortization of developed technology              14,782     (14,782)  A          --      10,554     (10,554)  A          --
                                                 -------------------------------------   -------------------------------------
     TOTAL COST OF REVENUE                          79,001     (14,782)         64,219      77,077     (10,554)         66,523
                                                 -------------------------------------   -------------------------------------
GROSS PROFIT                                       311,135      14,782         325,917     331,291      10,554         341,845
GROSS PROFIT %                                        79.8%        3.7%           83.5%       81.1%        2.6%           83.7%
OPERATING EXPENSES:
  Selling and marketing                            115,298                     115,298     121,843                     121,843
  Research and development                          70,588        (314)  A      70,274      71,468        (416)  A      71,052
  General and administrative                        38,179                      38,179      39,638                      39,638
  Amortization of other intangibles                 18,191     (18,191)  A          --      12,250     (12,250)  A          --
  In-process research and development                4,100      (4,100)  A          --      15,300     (15,300)  A          --
                                                 -------------------------------------   -------------------------------------
     TOTAL OPERATING EXPENSES                      246,356     (22,605)        223,751     260,499     (27,966)        232,533
                                                 -------------------------------------   -------------------------------------
Income from operations                              64,779      37,387         102,166      70,792      38,520         109,312
OPERATING MARGIN %                                    16.6%        9.6%           26.2%       17.3%        9.5%           26.8%
Interest and other income, net                      11,012                      11,012      13,891                      13,891
Interest expense                                    (7,738)                     (7,738)     (7,798)                     (7,798)
Loss on extinguishment of debt                          --          --              --          --          --              --
Gain/(Loss) on strategic investments                (3,518)      3,518   C          --          --          --              --
                                                 -------------------------------------   -------------------------------------
Income before income taxes                          64,535      40,905         105,440      76,885      38,520         115,405
Provision for income taxes                          21,431      13,364   B      34,795      31,251       6,833   B      38,084
Cumulative effect of change in accounting               --          --              --          --          --              --
                                                 -------------------------------------   -------------------------------------
NET INCOME                                        $ 43,104    $ 27,541        $ 70,645    $ 45,634    $ 31,687        $ 77,321
                                                 =====================================   =====================================
NET INCOME PER SHARE - BASIC                        $ 0.10      $ 0.07          $ 0.17      $ 0.11      $ 0.08          $ 0.19
                                                 =====================================   =====================================
NET INCOME PER SHARE - DILUTED                      $ 0.10      $ 0.07          $ 0.17      $ 0.11      $ 0.07          $ 0.18
                                                 =====================================   =====================================
SHARES USED IN PER SHARE CALCULATION - BASIC       412,916                     412,916     415,621                     415,621
                                                 =========                   =========   =========                   =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     419,380                     419,380     427,939                     427,939
                                                 =========                   =========   =========                   =========


                                                          THREE MONTHS ENDED                        THREE MONTHS ENDED
                                                          SEPTEMBER 30, 2003                        DECEMBER 31, 2003
                                                 -------------------------------------   --------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS    NON-GAAP    UNDER GAAP    ADJUSTMENTS    NON-GAAP
                                                 -------------------------------------   --------------------------------------
NET REVENUE:
  User license fees                              $ 281,814                   $ 281,814   $ 310,661                    $ 310,661
  Services                                         164,811                     164,811     191,297                      191,297
                                                 -------------------------------------   --------------------------------------
     TOTAL NET REVENUE                             446,625                     446,625     501,958                      501,958
COST OF REVENUE:
  User license fees                                 11,483                      11,483      13,631                       13,631
  Services                                          58,948         (70)  A      58,878      63,484          (55)  A      63,429
  Amortization of developed technology               5,043      (5,043)  A          --       4,888       (4,888)  A          --
                                                 -------------------------------------   --------------------------------------
     TOTAL COST OF REVENUE                          75,474      (5,113)         70,361      82,003       (4,943)         77,060
                                                 -------------------------------------   --------------------------------------
GROSS PROFIT                                       371,151       5,113         376,264     419,955        4,943         424,898
GROSS PROFIT %                                       83.1%        1.1%           84.2%       83.7%         0.9%           84.6%
OPERATING EXPENSES:
  Selling and marketing                            136,184        (246)  A     135,938     160,649         (233)  A     160,416
  Research and development                          77,377        (641)  A      76,736      82,447         (623)  A      81,824
  General and administrative                        39,209         (45)  A      39,164      39,018          (37)  A      38,981
  Amortization of other intangibles                  2,454      (2,454)  A          --       2,354       (2,354)  A          --
  In-process research and development                   --          --              --          --           --              --
                                                 -------------------------------------   --------------------------------------
     TOTAL OPERATING EXPENSES                      255,224      (3,386)        251,838     284,468       (3,247)        281,221
                                                 -------------------------------------   --------------------------------------
Income from operations                             115,927       8,499         124,426     135,487        8,190         143,677
OPERATING MARGIN %                                   26.0%        1.9%           27.9%       27.0%         1.6%           28.6%
Interest and other income, net                       8,653                       8,653      10,057                       10,057
Interest expense                                    (9,249)                     (9,249)     (5,616)                      (5,616)
Loss on extinguishment of debt                      (4,714)      4,714   G          --          --           --              --
Gain/(Loss) on strategic investments                    --          --              --          --           --              --
                                                 -------------------------------------   --------------------------------------
Income before income taxes                         110,617      13,213         123,830     139,928        8,190         148,118
Provision for income taxes                          36,250       4,614   B      40,864     (50,689)      99,568   B      48,879
Cumulative effect of change in accounting            6,249      (6,249)  H          --          --           --              --
                                                 -------------------------------------   --------------------------------------
NET INCOME                                        $ 68,118    $ 14,848        $ 82,966   $ 190,617    $ (91,378)       $ 99,239
                                                 =====================================   ======================================
NET INCOME PER SHARE - BASIC                        $ 0.16      $ 0.04          $ 0.20      $ 0.45      $ (0.22)         $ 0.23
                                                 =====================================   ======================================
NET INCOME PER SHARE - DILUTED                      $ 0.15      $ 0.04          $ 0.19      $ 0.43      $ (0.21)         $ 0.22
                                                 =====================================   ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC       425,153                     425,153     428,010                      428,010
                                                 =========                   =========   =========                    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     440,815                     440,815     444,914                      444,914
                                                 =========                   =========   =========                    =========


                                                           TWELVE MONTHS ENDED
                                                            DECEMBER 31, 2003
                                                 -----------------------------------------
                                                 UNDER GAAP     ADJUSTMENTS     NON-GAAP
                                                 -----------------------------------------
NET REVENUE:
  User license fees                              $ 1,092,731                   $ 1,092,731
  Services                                           654,356                       654,356
                                                 -----------------------------------------
     TOTAL NET REVENUE                             1,747,087                     1,747,087
COST OF REVENUE:
  User license fees                                   48,747                        48,747
  Services                                           229,541        (125)  A       229,416
  Amortization of developed technology                35,267     (35,267)  A            --
                                                 -----------------------------------------
     TOTAL COST OF REVENUE                           313,555     (35,392)          278,163
                                                 -----------------------------------------
GROSS PROFIT                                       1,433,532      35,392         1,468,924
GROSS PROFIT %                                          82.1%        2.0%             84.1%
OPERATING EXPENSES:
  Selling and marketing                              533,974        (479)  A       533,495
  Research and development                           301,880      (1,994)  A       299,886
  General and administrative                         156,044         (82)  A       155,962
  Amortization of other intangibles                   35,249     (35,249)  A            --
  In-process research and development                 19,400     (19,400)  A            --
                                                 -----------------------------------------
     TOTAL OPERATING EXPENSES                      1,046,547     (57,204)          989,343
                                                 -----------------------------------------
Income from operations                               386,985      92,596           479,581
OPERATING MARGIN %                                      22.2%        5.3%             27.5%
Interest and other income, net                        43,613          --            43,613
Interest expense                                     (30,401)         --           (30,401)
Loss on extinguishment of debt                        (4,714)      4,714   G            --
Gain/(Loss) on strategic investments                  (3,518)      3,518   C            --
                                                 -----------------------------------------
Income before income taxes                           391,965     100,828           492,793
Provision for income taxes                            38,243     124,379   B       162,622
Cumulative effect of change in accounting              6,249      (6,249)  H            --
                                                 -----------------------------------------
NET INCOME                                         $ 347,473   $ (17,302)        $ 330,171
                                                 =========================================
NET INCOME PER SHARE - BASIC                          $ 0.83     $ (0.05)           $ 0.78
                                                 =========================================
NET INCOME PER SHARE - DILUTED                        $ 0.80     $ (0.04)           $ 0.76
                                                 =========================================
SHARES USED IN PER SHARE CALCULATION - BASIC         420,754                       420,754
                                                 ===========                   ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED       434,446                       434,446
                                                 ===========                   ===========


FOOTNOTES:

A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

B To adjust the provision for income taxes to the non-GAAP rates of 33% in 2003.

C     To exclude gains/losses on strategic investments.

D     To exclude charges relating to restructuring.

E     To exclude legal settlement costs.

F     To exclude loss on disposal of assets.

G     To exclude loss on extinguishment of debt.

H To exclude cumulative effect of change in accounting principle related to adoption of FIN 46 on July 1, 2003.


The non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

RESTATED


                                                          THREE MONTHS ENDED
                                                            MARCH 31, 2004
                                                 ------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS   NON-GAAP
                                                 ------------------------------------
NET REVENUE:
  User license fees                              $ 302,409                  $ 302,409
  Services                                         183,338                    183,338
                                                 ------------------------------------
     TOTAL NET REVENUE                             485,747                    485,747
COST OF REVENUE:
  User license fees                                  9,519                      9,519
  Services                                          65,843       (237)  A      65,606
  Amortization of developed technology               3,824     (3,824)  A          --
                                                 ------------------------------------
     TOTAL COST OF REVENUE                          79,186     (4,061)         75,125
                                                 ------------------------------------
GROSS PROFIT                                       406,561      4,061         410,622
GROSS PROFIT %                                        83.7%       0.8%           84.5%
OPERATING EXPENSES:
  Selling and marketing                            143,038     (2,881)  A     140,157
  Research and development                          79,924     (1,222)  A      78,702
  General and administrative                        47,749       (744)  A      47,005
  Amortization of other intangibles                  2,394     (2,394)  A          --
  In-process research and development                  400       (400)  A          --
                                                 ------------------------------------
     TOTAL OPERATING EXPENSES                      273,505     (7,641)        265,864
                                                 ------------------------------------
Income from operations                             133,056     11,702         144,758
OPERATING MARGIN %                                    27.4%       2.4%           29.8%
Interest and other income, net                      11,326                     11,326
Interest expense                                    (5,702)                    (5,702)
Gain on strategic investments                        7,496     (7,496)  C          --
                                                 ------------------------------------
Income before income taxes                         146,176      4,206         150,382
Provision for income taxes                          46,128      1,994   B      48,122
                                                 ------------------------------------
NET INCOME                                       $ 100,048    $ 2,212       $ 102,260
                                                 ====================================
NET INCOME PER SHARE - BASIC                        $ 0.23     $ 0.01          $ 0.24
                                                 ====================================
NET INCOME PER SHARE - DILUTED                      $ 0.22     $ 0.01          $ 0.23
                                                 ====================================
SHARES USED IN PER SHARE CALCULATION - BASIC       430,714                    430,714
                                                 =========                  =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     444,921                    444,921
                                                 =========                  =========


FOOTNOTES:

A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

B To adjust the provision for income taxes to the non-GAAP rates of 32% in 2004.

C     To exclude gains/losses on strategic investments.


The non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.